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                                                                 EXHIBIT (10)(f)

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|                SERVICE REQUEST |
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                               A G
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                       L E G A C Y
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                           P L U S
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             AMERICAN GENERAL LIFE
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AG LEGACY PLUS--VARIABLE DIVISIONS
AIM Variable Insurance Funds
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     .  Division 85 - AIM V.I. International Growth

American Century Variable Portfolios, Inc.
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     .  Division 86 - VP Value

Fidelity Variable Insurance Products Fund
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     .  Division 124 - VIP Asset Manager
     .  Division 123 - VIP Contrafund
     .  Division 121 - VIP Equity-Income
     .  Division 122 - VIP Growth

Franklin Templeton Variable Insurance Products Trust
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     .  Division 96 - Franklin Small Cap
     .  Division 97 - Templeton Foreign Securities

MFS Variable Insurance Trust
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     .  Division 87 - MFS Emerging Growth
     .  Division 88 - MFS New Discovery
     .  Division 89 - MFS Total Return

Neuberger Berman Advisers Management Trust
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     .  Division 90 - Partners

Oppenheimer Variable Account Funds
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     .  Division 91 - Oppenheimer High Income

PIMCO Variable Insurance Trust
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     .  Division 125 - PIMCO Real Return
     .  Division 126 - PIMCO Total Return

Putnam Variable Trust
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     .  Division 92 - Putnam VT Diversified Income
     .  Division 93 - Putnam VT Small Cap Value
     .  Division 94 - Putnam VT Vista
     .  Division 95 - Putnam VT Voyager

VALIC Company I
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     .  Division 81 - International Equities
     .  Division 82 - Mid Cap Index
     .  Division 83 - Money Market I
     .  Division 84 - Stock Index

Van Kampen Life Investment Trust
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     .  Division 98 - Emerging Growth
     .  Division 99 - Government


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 COMPLETE AND RETURN THIS REQUEST TO:        AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                AIG
  Variable Universal Life Operations          MEMBER AMERICAN INTERNATIONAL FINANCIAL GROUP                 AMERICAN
 PO Box 4880 Houston, TX 77210-4880                         Houston, Texas                                  | GENERAL
         (888) 325-9315 or
Hearing Impaired/(TDD): (888) 436-5258
        Fax: (877) 445-3098                    VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST
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  [_]  POLICY                  1. | POLICY #:_________________________________ INSURED:_____________________________________________
       IDENTIFICATION             | ADDRESS:________________________________________________________________ New Address (yes) (no)
    COMPLETE THIS SECTION FOR     | Primary Owner (if other than an insured):_______________________________
        ALL REQUESTS.             | Address:________________________________________________________________ New Address (yes) (no)
                                  | Primary Owner's S.S. No. or Tax I.D. No._____________ Phone Number:(   )_____-_________________
                                  | Joint Owner (if applicable):___________________________________________________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
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  [_]  NAME                    2. | Change Name Of: (Circle One)     Insured        Owner       Payor       Beneficiary
       CHANGE                     |
Complete this section if the name | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
 of the Insured, Owner, Payor or  | __________________________________________________    __________________________________________
Beneficiary has changed. (Please  |
 note, this does not change the   | Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)
     Insured, Owner, Payor or     |
     Beneficiary designation)     |
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  [_]  MODE OF                 3. | Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $____ Quarterly
       PREMIUM                    |                                                $_____ Monthly (Bank Draft Only)
       PAYMENT/BILLING            |
       METHOD CHANGE              | Indicate billing method desired: _____Direct Bill  _____Pre-Authorized Bank Draft (attach a
  Use this section to change the  | Bank Draft Authorization Form and "Void"  Check)
 billing frequency and/or method  |
  of premium payment.  Note,      |
however, that AGL will not bill   | Start Date: ________/ _______/ _________
   you on a direct monthly basis. |
 Refer to your policy and its     |
 related prospectus for further   |
 information concerning minimum   |
  premiums and billing options.   |
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  [_]  LOST POLICY             4. | I/we hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE                |  ______LOST ______DESTROYED ______OTHER.
Complete this section if applying |
for a Certificate of Insurance or | Unless I/we have directed cancellation of the policy, I/we request that a:
 duplicate policy to replace a    |
 lost or misplaced policy. If a   |             _______Certificate of Insurance at no charge
 full duplicate policy is being   |
requested, a check or money order |             _______Full duplicate policy at a charge of $25
 for S25 payable to AGL must be   |
  submitted with this request.    | be issued to me/us. If the original policy is located, I/we will return the Certificate
                                  | or duplicate policy to AGL for cancellation.
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  [_]  DOLLAR COST             5. | DESIGNATE the day of the month for transfers: _______(choose a day from 1-28)
       AVERAGING                  | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
     ($5,000 minimum initial      | I want: $________________ ($100 minimum, whole dollars only) taken from the Money Market I
accumulation value) An amount may | Division (83) and transferred to the following Divisions:
be deducted periodically from the |
   Money Market I Division and    | AIM Variable Insurance Funds                    Oppenheimer Variable Account Funds
   placed in one or more of the   | $________ (85) AIM V.I. International Growth    $________ (91) Oppenheimer High Income
  Divisions listed. Please refer  | American Century Variable Portfolios, Inc.      PIMCO Variable Insurance Trust
    to the prospectus for more    | $________ (86) VP Value                         $________ (125) PIMCO Real Return
  information on the Dollar Cost  | Fidelity Variable Insurance Products Fund       $________ (126) PIMCO Total Return
 Averaging Option. This option is | $________ (121) VIP Equity-Income               Putnam Variable Trust
     not available while the      | $________ (122) VIP Growth                      $________ (92) Putnam VT Diversified Income
 Automatic Rebalancing option is  | $________ (123) VIP Contrafund                  $________ (93) Putnam VT Small Cap Value
             in use.              | $________ (124) VIP Asset Manager               $________ (94) Putnam VT Vista
                                  | Franklin Templeton Variable Insurance           $________ (95) Putnam VT Voyager
                                  | Products Trust                                  VALIC Company I
                                  | $________ (96) Franklin Small Cap               $________ (81) International Equities
                                  | $________ (97) Templeton Foreign Securities     $________ (82) Mid Cap Index
                                  | MFS Variable Insurance Trust                    $________ (84) Stock Index
                                  | $________ (87) MFS Emerging Growth              Van Kampen Life Investment Trust
                                  | $________ (88) MFS New Discovery                $________ (98) Emerging Growth
                                  | $________ (89) MFS Total Return                 $________ (99) Government
                                  | Neuberger Berman Advisers Management Trust
                                  | $________ (90) Partners
                                  | _____ INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION
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AGLC O092 REV 0302                                              PAGE 2 OF 4
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  [_]  TELEPHONE               6. | I (or we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer
       PRIVILEGE                  | values among Divisions and to change allocations for future purchase payments and monthly
       AUTHORIZATION              | deductions.
Complete this section if you are  | Initial the designation you prefer:
 applying for or revoking current |
     telephone privileges.        | _________Policy Owner(s) ONLY - If Joint Owners, either one acting independently.
                                  |
                                  | _________Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL
                                  |          and the firm authorized to service my policy.                                         |
                                  |
                                  | AGL and any person designated by this authorization will not be responsible for any claim,
                                  | loss or expense based upon telephone transfer or allocation instructions received and acted upon
                                  | in good faith, including losses due to telephone instruction communication errors. AGL's
                                  | liability for erroneous transfers or allocations, unless clearly contrary to instructions
                                  | received, will be limited to correction of the allocations on a current basis. If an error,
                                  | objection or other claim arises due to a telephone transaction, I will notify AGL in writing
                                  | within five working days from the receipt of the confirmation of the transaction from AGL. I
                                  | understand that this authorization is subject to the terms and provisions of my policy and
                                  | its related prospectus. This authorization will remain in effect until my written notice of
                                  | its revocation is received by AGL at the address printed on the top of this service request
                                  | form.
                                  |
                                  | _______Initial Here To Revoke Telephone privilege authorization.

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 [_]  CORRECT AGE              7. | Name of Insured for whom this correction is submitted:_____________________________________
 Use this section to correct the  |
 age of any person covered under  |
this policy. Proof of the correct | Correct DOB: _________/____________ /_____________
date of birth must accompany this |
            request.              |
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 [_]  TRANSFER OF              8. |                                     (DIVISION NAME OR NUMBER)         (DIVISION NAME OR NUMBER)
      ACCUMULATED                 |
      VALUES                      | Transfer $_______ or _______% from ____________________________ to _____________________________
 Use this section if you want to  |
  move money between divisions.   | Transfer $_______ or _______% from ____________________________ to _____________________________
 If a transfer causes the balance |
  in any division to drop below   | Transfer $_______ or _______% from ____________________________ to _____________________________
 $500, AGL reserves the right to  |
 transfer the remaining balance.  | Transfer $_______ or _______% from ____________________________ to _____________________________
Amounts to be transferred should  |
    be indicated in dollar or     | Transfer $_______ or _______% from ____________________________ to _____________________________
 percentage amounts, maintaining  |
 consistency throughout. There is | Transfer $_______ or _______% from ____________________________ to _____________________________
     a $500 minimum amount for    |
         division transfers.      | Transfer $_______ or _______% from ____________________________ to _____________________________
                                  |
                                  | Transfer $_______ or _______% from ____________________________ to _____________________________
                                  |
                                  | Transfer $_______ or _______% from ____________________________ to _____________________________
                                  |
                                  | Transfer $_______ or _______% from ____________________________ to _____________________________
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  [_]  CHANGE IN               9. | INVESTMENT DIVISION               PREM % DED %   INVESTMENT DIVISION              PREM %  DED %
       ALLOCATION                 | AIM Variable Insurance Funds                     Oppenheimer Variable Account Funds
       PERCENTAGES                | (85) AIM V.I. International                      (91) Oppenheimer High Income     ______  ______
  Use this section to indicate    |      Growth                       ______ ______  PIMCO Variable Insurance Trust
     how premiums or monthly      | American Century Variable Portfolios, Inc.       (125) PIMCO Real Return          ______  ______
 deductions are to be allocated.  | (86) VP Value                     ______ ______  (126) PIMCO Total Return         ______  ______
 Total allocation in each column  | Franklin Variable Insurance Products Fund        Putnam Variable Trust            ______  ______
     must equal 100%; whole       | (121) VIP Equity-Income           ______ ______  (92) Putnam VT Diversified       ______  ______
         numbers only.            | (122) VIP Growth                  ______ ______       Income                      ______  ______
                                  | (123) VIP Contrafund              ______ ______  (93) Putnam VT Small Cap Value   ______  ______
                                  | (124) VIP Asset Manager           ______ ______  (94) Putnam VT Vista             ______  ______
                                  | Franklin Templeton Variable Insurance Products   (95) Putnam VT Voyager           ______  ______
                                  | Trust                                            VALIC Company I
                                  | (96) Franklin Small Cap           ______ ______  (81) International Equities      ______  ______
                                  | (97) Templeton Foreign Securities ______ ______  (82) Mid Cap Index               ______  ______
                                  | MFS Variable Insurance Trust                     (83) Money Market I              ______  ______
                                  | (87) MFS Emerging Growth          ______ ______  (84) Stock Index                 ______  ______
                                  | (88) MFS New Discovery            ______ ______  Van Kampen Life Investment Trust
                                  | (89) MFS Total Return             ______ ______  (98) Emerging Growth             ______  ______
                                  | Neuberger Berman Advisers Management Trust       (99) Government                  ______  ______
                                  | (90) Partners                     ______ ______
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  [_]  AUTOMATIC              10. |
       REBALANCING                | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
   ($5,000 minimum accumulation   |
 value) Use this section to apply |              (DIVISION NAME OR NUMBER)                        (DIVISION NAME OR NUMBER)
      for or make changes to      |
   Automatic Rebalancing of the   | _______%: ___________________________________     _______%: ________________________________
  divisions. Please refer to the  | _______%: ___________________________________     _______%: ________________________________
  prospectus for more information | _______%: ___________________________________     _______%: ________________________________
    on the Automatic Rebalancing  | _______%: ___________________________________     _______%: ________________________________
     Option. This option is not   | _______%: ___________________________________     _______%: ________________________________
  available while the Dollar Cost | _______%: ___________________________________     _______%: ________________________________
    Averaging Option is in use.   | _______%: ___________________________________     _______%: ________________________________
                                  |
                                  | ________  Initial Here To Revoke automatic rebalancing election.
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AGLC 0092 Rev0302                                                  PAGE 3 OF 4
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 [_]  REQUEST FOR             11. |
      PARTIAL                     | ______I request a partial surrender of $_____ or _____% of the net cash surrender value.
      SURRENDER/                  | ______I request a loan in the amount of $_____.
      POLICY LOAN                 | ______I request the maximum loan amount available from my policy.
 Use this section to apply for a  |
   partial surrender or policy    |
 loan. If applying for a partial  | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
  surrender, be sure to complete  | percentages in effect, if available; otherwise they are taken pro-rata from the Variable
the Notice of Withholding section | Divisions in use.
    of this Service Request in    |
  addition to this section. The   | ________________________________________________________________________________________________
 minimum partial surrender amount |
 is $500. There will be a charge  | ________________________________________________________________________________________________
  not to exceed 2% of the amount  |
 withdrawn of $25. Refer to your  | ________________________________________________________________________________________________
policy and its related prospectus |
     for further information      | ________________________________________________________________________________________________
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 [_]  NOTICE OF               12. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | policy is subject to federal income tax withholding unless you elect not to have withholding
Complete this section if you have | apply. Withholding of state income tax may also be required by your state of residence. You may
 applied for a partial surrender  | elect not to have withholding apply by checking the appropriate box below. If you elect not to
        in Section 11.            | have withholding apply to your distribution or if you do not have enough income tax withheld,
                                  | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I DO want income tax withheld from this distribution.
                                  |
                                  |            ________I DO NOT want income tax withheld from this distribution.
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 [_]  AFFIRMATION/            13. | CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS
      SIGNATURE                   | MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING
   Complete this section for      | UNDER SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE.
         ALL requests.            |
                                  | THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                  | OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                                  |
                                  | Dated at___________________________________this___________day of_________________,__________
                                  |        (CITY, STATE)                                            (MONTH)           (YEAR)
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                                  |
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AGLC 0092 Rev0302                                              PAGE 4 OF 4
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